UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): October 11, 2023

Emerson Electric Co.

____________________________

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission	(I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
0.375% Notes due 2024	EMR 24	New York Stock Exchange
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On October 11, 2023 (the “Closing Date”), Emerson Electric Co., a Missouri corporation (“Emerson”) completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of April 12, 2023, by and among Emerson, Emersub CXIV, Inc., a Delaware corporation and a wholly owned subsidiary of Emerson (“Merger Sub”), and National Instruments Corporation, a Delaware corporation (“NATI”) (the “Merger Agreement”), pursuant to which Merger Sub merged with and into NATI (the “Merger”), with NATI surviving the Merger as the surviving corporation and a wholly owned subsidiary of Emerson.

Item 8.01 Other Events.

On the Closing Date, Emerson completed the Merger. At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, par value $0.01 per share, of NATI (the “NATI Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (a) shares of NATI Common Stock held by any subsidiary of Emerson or NATI (excluding Merger Sub) immediately prior to the Effective Time, (b) shares of NATI Common Stock that were owned by NATI, subject to certain exceptions, or held by Emerson or Merger Sub immediately prior to the Effective Time and (c) shares of NATI Common Stock that were held by holders who had not voted in favor of the adoption of the Merger Agreement and properly demanded and perfected appraisal of such shares pursuant to Section 262 of the General Corporation Law of the State of Delaware) was automatically converted into the right to receive $60.00 in cash (the “Merger Consideration”). Additionally, at the Effective Time, each share of common stock, par value $1.00 per share, of Merger Sub outstanding immediately prior to the Effective Time was converted into and became one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of the surviving corporation and constituted the only outstanding shares of capital stock of the surviving corporation.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Emerson’s Current Report on Form 8-K filed with the SEC on April 12, 2023 and is incorporated herein by reference.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO.

Date:	October 11, 2023	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary